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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):    October 15, 1999
                                                  ----------------------

                               Open Market, Inc.
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

        0-28436                                           04-3214536
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(Commission File Number)                      (IRS Employer Identification No.)

One Wayside Road, Burlington, Massachusetts                01803
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(Address of principal executive offices)                 (Zip Code)

                                 (781) 359-3000
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              (Registrant's Telephone Number, including Area Code)

                                 Not applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On October 15, 1999 (the "Effective Time"), pursuant to an Agreement and Plan of Merger, dated as of July 14, 1999 (the "Merger Agreement"), by and among Open Market, Inc. a Delaware corporation ("Open Market"), OM/SA Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Open Market (the "Transitory Subsidiary"), and FutureTense, Inc., a Delaware corporation ("FutureTense"), Open Market acquired FutureTense by means of a statutory merger of the Transitory Subsidiary with and into FutureTense (the "Merger"), with FutureTense being the surviving corporation. As a result of the Merger, FutureTense became a wholly owned subsidiary of Open Market. The Transitory Subsidiary was formed solely for the purpose of effecting the Merger.

     In the Merger, Open Market issued an aggregate of 7,346,210 shares of Open Market common stock, $.001 par value per share (the "Open Market Common Stock"), to the former FutureTense stockholders. Pursuant to the Merger Agreement, each outstanding share of FutureTense common stock, $.0002 par value per share (the "FutureTense Common Stock"), was converted into the right to receive .384322377 shares of Open Market Common Stock (the "Common Conversion Ratio"). The Common Conversion Ratio was calculated by dividing: (a) the difference between (1) the sum of $125,000,000 and $1,272,338, the aggregate amount receivable by FutureTense upon the exercise of outstanding options ("Options") to purchase shares of FutureTense Common Stock as determined immediately prior to the Effective Time and (2) $1,676,821, the Deductible Obligations (as defined in the Merger Agreement); by (b) $14.7064; and then dividing the quotient by the sum of
(x) the number of shares of FutureTense Common Stock issued and outstanding, (y) the number of shares of FutureTense capital stock issuable upon exercise of outstanding Options and warrants whether vested or unvested, and (z) the number of shares of FutureTense Common Stock issuable upon conversion of the FutureTense preferred stock, all of which were determined immediately prior to the Effective Time. In addition, Open Market assumed each unexpired and unexercised Option, whether vested or unvested, and all warrants to purchase FutureTense Common Stock and converted them pursuant to the conversion ratio into options or warrants to purchase Open Market Common Stock.

     Based upon the capitalization of Open Market as of the Effective Time, the 7,346,210 shares of Open Market Common Stock issued to the holders of FutureTense Common Stock represent approximately 20% of the outstanding shares of Open Market Common Stock as of the Effective Time.

     Open Market, Jarrett Collins, as representative of the FutureTense stockholders, and State Street Bank and Trust Company, as Escrow Agent, have entered into an Escrow Agreement providing that 10% of the Open Market Common Stock received by the FutureTense stockholders will be held in escrow for the purpose of securing the

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indemnification obligations of the FutureTense stockholders pursuant to the
Merger Agreement.

     The issuance of shares of Open Market Common Stock in connection with the Merger was approved by the Board of Directors and the stockholders of Open Market, and the Merger Agreement and the Merger were approved by the Board of Directors and the stockholders of FutureTense and the Board of Directors of Open Market. The terms of the Merger Agreement, including the amount of consideration paid by Open Market, were determined pursuant to arms' length negotiations. Prior to the closing of this transaction, there was no material relationship between Open Market and FutureTense.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference from the Open Market Registration Statement on Form S-4 (File No. 333-84801).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

     The financial statements of FutureTense contained on pages F-1 through F-18 of Open Market's Registration Statement on Form S-4 (File No. 333-84801) are hereby incorporated by reference and are included as Exhibit 99.2 pursuant to Rule 12b-23(a) of the Securities Exchange Act of 1934, as amended.

     (b)  Pro Forma Financial Information.
          -------------------------------

     The pro forma financial information contained on pages 68 through 75 of Open Market's Registration Statement on Form S-4 (File No. 333-84801) are hereby incorporated by reference and are included as Exhibit 99.3 pursuant to Rule 12b-23(a) of the Securities and Exchange Act of 1934, as amended.

     (c)  Exhibits
          --------

     See Exhibit Index attached hereto.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 1, 1999         OPEN MARKET, INC.


                                   By: /s/ Betty J. Savage
                                       ---------------------------
                                       Betty J. Savage
                                       Vice President and
                                       Chief Financial Officer

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                                 EXHIBIT INDEX
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Exhibit No.         Description
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     2.1            Agreement and Plan of Merger, dated July 14, 1999, by and
                    among the Registrant, OM/SA Acquisition Corporation and FutureTense, Inc. (Incorporated by reference from Exhibit
                    2.1 of the Registrant's Registration Statement on Form S-4 (File No. 333-84801)).

     2.2 Certificate of Merger, merging OM/SA Acquisition Corporation with and into FutureTense, Inc., as filed with the Secretary of State of the State of Delaware on October 15, 1999.

     23.1           Consent of Arthur Andersen LLP.

     23.2           Consent of PricewaterhouseCoopers LLP.

     99.1           Press Release issued October 18, 1999.

     99.2 Financial Statements of FutureTense, Inc. (Incorporated by reference from pages F-1 to F-18 of the Registrant's Registration Statement on Form S-4 (File No. 333-84801)).

     99.3 Unaudited Pro Forma Condensed Combined Financial Statements of the Registrant and FutureTense, Inc. (Incorporated by reference from pages 68 through 75 of the Registrant's Registration Statement on Form S-4 (File No. 333-84801)).

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